UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2017

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 5000, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Castle Brands Inc., a Florida corporation (the “Company”), held its 2016 annual meeting of shareholders on February 28, 2017. A total of 139,762,042 shares of common stock of the Company were present or represented at the meeting, constituting a quorum.

Listed below are the matters voted upon and the final results of such voting:

1. All of the nominees for director were elected, each to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non-Votes
Mark Andrews	94,254,797	8,560,870	36,946,375
John F. Beaudette	95,350,499	7,465,168	36,946,375
Henry C. Beinstein	95,363,030	7,452,637	36,946,375
Phillip Frost, M.D.	94,133,058	8,682,609	36,946,375
Dr. Richard M. Krasno	95,341,451	7,474,216	36,946,375
Richard J. Lampen	94,245,259	8,570,408	36,946,375
Steven D. Rubin	94,394,756	8,420,911	36,946,375
Mark Zeitchick	93,186,834	9,628,833	36,946,375

2. The adoption of the Castle Brands Inc. 2017 Employee Stock Purchase Plan was approved, as follows:

For	Against	Abstain	Broker Non-Votes
97,501,866	4,895,084	418,717	36,946,375

3. The amendment to the Company’s 2013 Incentive Compensation Plan to increase the number of shares of common stock available for issuance under the plan from 10,000,000 shares to 20,000,000 shares was approved, as follows:

For	Against	Abstain	Broker Non-Votes
90,581,450	12,141,851	92,366	36,946,375

4. The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified, as follows:

For	Against	Abstain	Broker Non-Votes
134,048,108	5,366,122	347,812	0

5. The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
95,743,725	5,544,141	1,527,801	36,946,375

Item 7.01 Regulation FD Disclosure.

On February 28, 2017, Castle Brands Inc. issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press release dated February 28, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

March 1, 2017	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President, CFO, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 28, 2017.